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                                                                 EXHIBIT 10.39.1

                                AMENDMENT 2002-1
                                     OF THE
                       PULITZER INC. ANNUAL INCENTIVE PLAN

         Effective as of January 1, 2002, the Pulitzer Inc. Annual Incentive Plan is amended in the following respects in order to change the principal performance criterion from "operating cash flow" to "operating profit":

         1. The definition of "Operating Cash Flow" is deleted from Section 2 of the Plan and the following new definition is inserted in its place: "Operating Profit" means the operating revenue less the operating expenses of the Company on a consolidated basis or of a Subsidiary, as shown on the Company's financial statements."

         2. The references to "Operating Cash Flow" in Section 6.2 of the Plan are changed to "Operating Profit".

                                            PULITZER INC.


                                            By: /s/ Alan G. Silverglat
                                                -----------------------
                                                Alan G. Silverglat